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                         SUPPLEMENT DATED JULY 15, 1997
                                    to the:

                 SCHWAB ASSET DIRECTOR(R)-HIGH GROWTH PORTFOLIO
                                   PROSPECTUS
                              dated April 30, 1997

                      SCHWAB S&P 500 PORTFOLIO PROSPECTUS
                              dated April 30, 1997

The section of the prospectus entitled "Organization and management of the funds -- The Investment Manager" is hereby amended to read as follows:

THE INVESTMENT MANAGER. The Investment Manager manages each Fund's business affairs. Its actions are subject to the authority of the Board of Trustees and officers of the Trust. The Investment Manager also manages each Fund's investments. It places all orders for each Fund's securities transactions. The Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the Schwab mutual fund complex, which as of June 30, 1997, had aggregate net assets of approximately $49 billion.

Geri Hom is the portfolio manager for the S&P 500 Fund and for the equity portions of the High Growth Fund. She joined Schwab in March 1995 as Fund Manager -- Equities and currently manages the 5 Schwab index funds and the equity portions of the 3 Schwab Asset Director(R) funds with combined assets of over $1.7 billion. For 4 years before joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the prior 7 years, she was Vice President and Manager of the Domestic Equity Fund Management Group for Wells Fargo Nikko.

Stephen B. Ward, Senior Vice President and Chief Investment Officer, has overall responsibility for the day-to-day operations of the Funds and currently manages the bond positions of the Schwab Asset Director(R) funds. He is the supervising Portfolio Manager for the Investment Manager.